Contractual liabilities	12 Months Ended
Dec. 31, 2019
Contractual liabilities
Contractual liabilities

29    Contractual liabilities

In 2016, the Company entered into a silver streaming arrangement, which consisted of an upfront payment of USD 250,000 for the anticipated sale of a portion of the silver contained in the ore concentrates produced by the Cerro Lindo mining unit. The prepaid amount was recognized as a contractual liability and the corresponding revenue is recognized as the silver is delivered, which is the time that the contractual performance obligations are satisfied. The changes in the contractual liabilities are shown below:

	2019	2018
Balance at the beginning of the year	199,637	221,885
Revenue recognition upon ore delivery	(25,660)	(29,543)
Accretion for year	6,545	7,295
Balance at the end of year	180,522	199,637
Current	26,351	31,992
Non-current	154,171	167,645